EXHIBIT 99.1

================================================================================

                         SECURITIES PURCHASE AGREEMENT

                          Dated as of March 14, 2000

                                 By and Among

                              CLARUS CORPORATION

                                      and

                      WACHOVIA CAPITAL INVESTMENTS, INC.

================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
ARTICLE I DEFINITIONS                                                          4
          -----------
 (S) 1.0   Definitions                                                         4
           -----------

ARTICLE II REPRESENTATIONS OF THE COMPANY                                      8
           ------------------------------
 (S) 2.0   Representations of the Company                                      8
           ------------------------------
 (S) 2.1   Existence and Good Standing                                         8
           ---------------------------
 (S) 2.2   Capital Stock                                                       8
           -------------
 (S) 2.3   Authorization and Validity of the Documents                         9
           -------------------------------------------
 (S) 2.4   SEC and Other Documents; Financial Statements                       9
           ---------------------------------------------
 (S) 2.5   Consents and Approvals; No Violations                              10
           -------------------------------------
 (S) 2.6   No Misstatements or Omissions                                      10
           -----------------------------
 (S) 2.7   Broker's or Finder's Fees                                          11
           -------------------------
 (S) 2.8   Investment Company Act                                             11
           ---------------------
 (S) 2.9   Securities Law Compliance                                          11
           -------------------------
 (S) 2.10  Capital Stock Reserved                                             11
           ----------------------

ARTICLE III REPRESENTATIONS OF THE PURCHASER                                  11
            --------------------------------
 (S) 3.0   Representations of the Purchaser                                   11
           --------------------------------
 (S) 3.1   Existence and Good Standing; Power and Authority                   11
           ------------------------------------------------
 (S) 3.2   Restrictive Documents                                              11
           ---------------------
 (S) 3.3   Purchase for Investment                                            12
           -----------------------
 (S) 3.4   Broker's or Finder's Fees                                          12
           -------------------------

ARTICLE IV ISSUANCE OF NOTES; PAYMENT OF SUBSCRIPTION PRICE; CLOSING          12
           ---------------------------------------------------------
 (S) 4.1   Issuance of Convertible Notes                                      12
           -----------------------------
 (S) 4.2   Purchase Price                                                     13
           --------------

 (S) 4.3   Time and Place of Closing                                          13
           -------------------------
 (S) 4.4   Closing Deliveries                                                 13
           ------------------

ARTICLE V CONDITIONS TO THE PURCHASER'S OBLIGATIONS                           13
          -----------------------------------------
 (S) 5.0   Conditions to the Purchaser's Obligations                          13
           -----------------------------------------
 (S) 5.1   Opinions of Counsel                                                13
           -------------------
 (S) 5.2   Closing Certificate                                                13
           -------------------
 (S) 5.3   Truth of Representations and Warranties                            13
           ---------------------------------------
 (S) 5.4   No Litigation Threatened                                           14
           ------------------------
 (S) 5.5   Third Party Consents; Governmental Approvals                       14
           --------------------------------------------
 (S) 5.6   Proceedings                                                        14
           -----------
 (S) 5.7   Performance of Obligations                                         14
           --------------------------
 (S) 5.8   No Default or Event of Default                                     14
           ------------------------------

ARTICLE VI CONDITIONS TO THE COMPANY'S OBLIGATIONS                            14
           ---------------------------------------
 (S) 6.1   Conditions to the Company's Obligations                            14
           ---------------------------------------
 (S) 6.2   Truth of Representations and Warranties                            14
           ---------------------------------------
 (S) 6.3   Third Party Consents; Governmental Approvals                       14
           --------------------------------------------
 (S) 6.4   Performance of Agreement                                           14
           ------------------------
 (S) 6.5   No Litigation Threatened                                           15
           ------------------------

ARTICLE VII COVENANTS OF THE COMPANY                                          15
            ------------------------
 (S) 7.1   Reservation and Registration of Common Stock                       15
           --------------------------------------------
 (S) 7.3   Amendment of Charter                                               15
           --------------------
 (S) 7.3   Valid Issuance                                                     15
           --------------

ARTICLE VIII REGISTRATION RIGHTS                                              15
             -------------------
 (S) 8.1  Incidental Registrations                                            15
          ------------------------
 (S) 8.2  Expenses of Registration                                            17
          ------------------------
 (S) 8.3  Registration Procedures                                             18
          ------------------------

 (S) 8.4  Indemnification                                                     19
          ---------------
 (S) 8.5  Information by Holder                                               21
          ---------------------
 (S) 8.6  Rule 144                                                            22
          --------

ARTICLE IX INDEMNIFICATION AND SURVIVAL                                       22
           ----------------------------
 (S) 9.1   Indemnification                                                    22
           ---------------
 (S) 9.2   Contribution                                                       23
           ------------
 (S) 9.3   Remedies                                                           23
           --------
 (S) 9.4   Survival                                                           23
           --------

ARTICLE X MISCELLANEOUS                                                       23
          -------------
 (S) 10.1  Parties in Interest                                                23
           -------------------
 (S) 10.2  Expenses                                                           23
           --------
 (S) 10.3  Governing Law                                                      23
           -------------
 (S) 10.4  Captions                                                           24
           --------
 (S) 10.5  Time of Essence                                                    24
           ---------------
 (S) 10.6  Notices                                                            24
           -------
 (S) 10.7  Counterparts                                                       24
           ------------
 (S) 10.8  Entire Agreement                                                   24
           ----------------
 (S) 10.9  Amendments                                                         25
           ----------
 (S) 10.10 Severability                                                       25
           ------------
 (S) 10.11 Third Party Beneficiaries                                          25
           -------------------------
 (S) 10.12 Jurisdiction and Jury Trial Waiver                                 25
           ----------------------------------

                         SECURITIES PURCHASE AGREEMENT

          SECURITIES PURCHASE AGREEMENT dated as of March 14, 2000 by and among CLARUS CORPORATION, a Delaware corporation (the "Company"), and WACHOVIA CAPITAL
                                                 -------
INVESTMENTS, INC., a Georgia corporation (the "Purchaser").
                                               ---------

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, the Purchaser desires to purchase, and the Company desires to issue, 4.5% convertible subordinated promissory note or notes in the form attached as Exhibit A hereto for an aggregate principal amount of $5,000,000
            ---------
(the "Convertible Notes") which Convertible Notes may be converted into shares
      -----------------
of common stock, par value $.0001 per share, of the Company pursuant to the terms set forth in such Convertible Notes.

          NOW, THEREFORE, IT IS AGREED:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          (S) 1.0   Definitions.  As used in this Agreement, and unless the
                    -----------
context requires a different meaning, the following terms shall have the meanings indicated below:

          "Affiliate" shall mean, with respect to any Person, any other Person
           ---------
directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with, such Person; provided, however, that, an Affiliate shall include any entity that directly or indirectly (including through limited partner or general partner interests) owns more than 5% of any class of the equity of any other entity.

          "Agreement" shall mean this Securities Purchase Agreement, as the same
           ---------
may be amended, supplemented or modified in accordance with the terms hereof, from time to time.

          "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday
           ------------
and Friday which is not a day on which banking institutions in Atlanta, Georgia are authorized or obligated by law or executive order to close.

          "Closing" shall have the meaning set forth in Section 4.3 of this
           -------
Agreement.

          "Closing Date" shall mean the date hereof, on which the Purchaser
           ------------
shall purchase, and the Company shall issue, the Convertible Notes.

          "Commission" shall mean, at any time, the Securities and Exchange
           ----------
Commission or any other Federal agency then administering the Securities Act and other Federal securities laws.

          "Common Stock" shall have the meaning set forth in Section 2.2 of this
           ------------
Agreement.

          "Company" shall have the meaning set forth in the first paragraph of
           -------
this Agreement.

          "Company Registration Statement" shall have the meaning set forth in
           ------------------------------
Section 2.4 of this Agreement.

          "Company Reports" have the meaning set forth in Section 2.4 of this
           ---------------
Agreement.

          "Convertible Notes" shall have the meaning set forth in the recitals
           -----------------
of this Agreement.

          "Documents" shall mean this Agreement and the Convertible Notes.
           ---------

          "Encumbrances" shall mean any lien, charge or restriction of any kind
           ------------
or character.

          "Event of Default" shall have the meaning set forth in the Convertible
           ----------------
Notes.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended, and the rules and regulations of the Commission promulgated thereunder.

          "GAAP" shall have the meaning set forth in Section 2.4(b) of this
           ----
Agreement.

          "Governmental Authority" shall mean any federal, state, municipal or
           ----------------------
other governmental department, commission, board, bureau, agency or instrumentality, or any court, in each case whether of the United States of America or foreign.

          "Indebtedness" of any Person shall mean, without duplication, (i) all
           ------------
indebtedness for borrowed money or for the deferred purchase price of property or services (other than trade payables or accrued expenses arising in the ordinary course of business), (ii) the maximum amount available to be drawn under letters of credit, (iii) all indebtedness of the type otherwise described in this definition secured by any lien on any property owned by such Person or any of its Subsidiaries, (iv) capitalized lease obligations, (v) all guarantees of any type of indebtedness otherwise described in this definition, (vi) all obligations of such Person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay or similar obligations and (vii) interest rate
             ----
protection hedging agreements, currency hedging agreements or commodity hedging agreements.

          "Investment" shall mean the $5,000,000 investment by the Purchaser in
           ----------
the Convertible Notes issued by the Company on the Closing Date.

          "Material Adverse Effect" shall have the meaning set forth in Section
           -----------------------
2.1 of this Agreement.

          "NASDAQ" shall mean the National Association of Securities Dealers,
           ------
Inc. Automatic Quotation System.

          "Person" shall mean and include natural persons, corporations, limited
           ------
partnerships, general partnerships, limited liability companies, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

          "Purchase Price" shall have the meaning provided in Section 4.2.
           --------------

          "Purchaser" shall have the meaning set forth in the first paragraph of
           ---------
this Agreement.

          "Registration Expenses" shall mean all expenses (other than Selling
           ---------------------
Expenses) incident to the Company's performance of or compliance with Article VIII, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), expenses of printing certificates for the Registrable Securities in a form eligible for deposit with Depositary Trust Company, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), and fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any management review, cold comfort letters or any special audits required by or incident to such performance and compliance), securities acts liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other Persons retained by the Company.

          "Registration Statement" shall mean a registration statement filed by
           ----------------------
the Company with the Commission for a public offering and sale of securities of the Company.

          "Registrable Securities" shall mean (i) any and all Common Stock
           ----------------------
acquired by, or issuable to, the Purchaser or any of its Affiliates pursuant to the conversion of the Convertible Notes on or after the date hereof and (ii) any securities of the Company owned by the Purchaser or any of its Affiliates issued or issuable with respect to such Common Stock by way of conversion, exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.
As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (B) such securities shall have been sold by the Purchaser or any of its Affiliates in accordance with Rule 144 (or any successor provision) under the Securities Act.

          "Rule 144" shall mean Rule 144 promulgated under the Securities Act.
           --------

          "Secondary Offering" shall mean the Company's public offering of
           ------------------
1,928,000 shares of the Common Stock (plus up to 315,000 additional shares of such stock at the option of the underwriter) pursuant to the prospectus contained in the Form S-3 Registration Statement filed by the Company with the Commission on February 7, 2000, as amended on March 2, 2000 and March 7, 2000, and as the same may be further amended or supplemented.

          "Securities Act" shall mean the Securities Act of 1933, as amended,
           --------------
and the rules and regulations of the Commission thereunder.

          "Securities Laws" shall have the meaning set forth in Section 2.4 of
           ---------------
this Agreement.

          "Selling Expenses" shall mean all underwriting discounts and selling
           ----------------
commissions applicable to the sale of Registrable Securities pursuant to Section
8.1 and all fees and disbursements of counsel for such selling shareholders.

          "Subsidiary" shall mean, with respect to any Person, (a) any
           ----------
corporation of which an aggregate of more than fifty percent (50%) of the outstanding stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of fifty percent (50%) or more of such stock whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited liability company in which such Person and/or one or more Subsidiaries of such person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

          "Taxes" shall mean all taxes, assessments, charges, duties, fees,
           -----
levies or other governmental charges, including, without limitation, all Federal, state, local, foreign and other income, franchise, profits, capital gains, capital stock, transfer, sales, use, occupation, property, excise, severance, windfall profits, stamp, license, payroll, withholding and other taxes, assessments, charges, duties, fees, levies or other governmental charges of any kind whatsoever (whether payable directly or by withholding and whether or not requiring the filing of a return), all estimated taxes, deficiency assessments, additions to tax, penalties and interest and shall include any liability for such amounts as a result either of being a member of a combined, consolidated, unitary or affiliated group or of a contractual obligation to indemnify any person or other entity.

          "Transaction Party" shall have the meaning set forth in Section 2.1 of
           -----------------
this Agreement.

                                  ARTICLE II

                        REPRESENTATIONS OF THE COMPANY
                        ------------------------------

          (S) 2.0   Representations of the Company. In order to induce the
                    ------------------------------
Purchaser to enter into this Agreement and to purchase the Convertible Notes, the Company represents and warrants to and agrees with the Purchaser that on the Closing Date:

          (S) 2.1   Existence and Good Standing.  The Company and each of its
                    ---------------------------
Subsidiaries (each a "Transaction Party," and collectively, the "Transaction
                      -----------------                          -----------
Parties") is a corporation, limited liability company or partnership, duly
-------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Each Transaction Party is duly qualified or licensed to do business and is in good standing and is authorized to do business in each jurisdiction in which the character or location of the properties owned, leased or operated by such entity or the nature of the business conducted by such entity makes such qualification or license necessary, except where any such failure to be duly qualified or licensed or in good standing could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), properties, assets, business, liabilities, accounting treatment, results of operations or prospects of the Transaction Parties, taken as a whole, or on the ability of the Company to perform its obligations under any of the Documents (a "Material Adverse Effect").
                         -----------------------

          (S) 2.2   Capital Stock. The Company has an authorized capitalization
                    -------------
consisting of 25,000,000 shares of common stock, par value $.0001 per share ("Common Stock"), of which 13,994,929 shares of Common Stock are issued and
  ------------
outstanding as of

March 10, 2000 and 5,000,000 shares of preferred stock, par value $.0001 per share, of which no shares are issued or outstanding. All outstanding shares of capital stock of the Company have been, and will on the Closing Date be, duly authorized and validly issued and fully paid and non-assessable. There are no agreements, restrictions or encumbrances created by the Company or to which the Company is a party which restrict the transfer or voting of the Common Stock of the Company (such as preemptive rights, rights of first refusal, rights of first offer, proxies, voting agreements, voting trusts, or shareholder agreements). The shares of Common Stock to be issued upon conversion of the Convertible Notes are duly and validly authorized and, when issued upon conversion of the Convertible Notes, will be duly and validly issued, fully paid and nonassessable, and free and clear of all Encumbrances and preemptive and other similar rights.

          (S) 2.3   Authorization and Validity of the Documents. The Company has
                    -------------------------------------------
the requisite corporate power and authority to execute and deliver the Documents and to perform its obligations thereunder. The execution, delivery and performance of the Documents by the Company and the performance of its obligations thereunder have been duly authorized and approved by all necessary corporate action on the Company's part (including, without limitation, all action of the Board of Directors and shareholders of the Company) and no other corporate action on the part of the Company is necessary to authorize the execution, delivery and performance of the Documents by the Company. Each of the Documents has been duly executed and delivered by the Company and, assuming due execution thereof by the other parties thereto, is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that such enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding brought in equity or at law).

          (S) 2.4   SEC and Other Documents; Financial Statements. (a) The
                    ---------------------------------------------
Company has delivered or made available to the Purchaser the Form S-3 Registration Statement of the Company filed with the Commission on February 7, 2000 and as amended on March 2, 2000 in connection with the Secondary Offering and all exhibits, amendments and supplements thereto (collectively, the "Company
                                                                         -------
Registration Statement"), as well as the Company's 10-K Report as filed with the
----------------------
Commission for its fiscal year ending December 31, 1998 and all exhibits, amendments and supplements thereto and each other registration statement, report or information statement (including all exhibits and amendments thereto) filed by the Company with the Commission since December 31, 1998 (collectively, together with the Company Registration Statement, the "Company Reports"). The
                                                       ---------------
Company Reports were filed with the Commission in a timely manner and, as of their respective dates, the Company Reports (i) complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder and any applicable state securities laws (collectively, the "Securities Laws") and (ii) did not
                                          ---------------
contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not materially misleading. There is no unresolved violation of the Securities Laws asserted by any Government Authority with respect to any of the Company Reports.

          (b) Each of the balance sheets included in or incorporated by reference into the Company Reports (including any related notes and schedules) fairly presented the financial position of the entity or entities to which it relates as of its date and each of the statements of operations, shareholders' equity (deficit) and cash flows included in or incorporated by reference into the Company Reports (including any related notes and schedules) fairly presented the results of operations, retained earnings or cash flows, as the case may be, of the entity or entities to which it relates for the periods set forth therein, in each case in accordance with United States generally accepted accounting principles consistently applied during the periods involved ("GAAP"), except as
                                                              ----
may be noted therein and except, in the case of the unaudited statements, subject to normal recurring year-end adjustments.

          (S) 2.5   Consents and Approvals; No Violations. The execution and
                    -------------------------------------
delivery of the Documents by the Company and compliance by each Transaction Party with the terms and provisions hereof and thereof and the issuance of the Convertible Notes by the Company and the consummation of the transactions contemplated by the Documents does not and will not (a) violate or contravene any provision of the Certificates, Articles of Incorporation or Bylaws of any Transaction Party, (b) violate or contravene any statute, rule, regulation, licensing requirement, order or decree of any court, arbitrator or any other public body or authority by which any Transaction Party is bound or by which any of its properties or assets are bound, (c) require any filing with, or permit, consent authorization, qualification or approval of, or exemption from, or the giving of any notice to, any governmental or regulatory body, agency or authority, or any other Person (other than the holders of the Existing Indebtedness) or (d) result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any Encumbrance upon any of the properties or assets of any Transaction Party under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease, franchise agreement or any other instrument or obligation to which any Transaction Party is bound, or by which it or any of its properties or assets may be bound (other than the Existing Indebtedness).

          (S) 2.6   No Misstatements or Omissions. No representation or warranty
                    -----------------------------
by the Company contained in this Agreement and no statement contained in any certificate, schedule, or other instrument delivered by or on behalf of the Company to Purchaser in connection with the Closing contains as of the Closing Date or will contain any untrue statement of a material fact or omits or will omit as of the date of such document any material fact necessary to make the statements contained therein in light of the circumstances under which such statement was made, not misleading.

          (S) 2.7   Broker's or Finder's Fees. No agent, broker, person or firm
                    -------------------------
acting on behalf of any Transaction Party is, or will be, entitled to any commission or broker's or finder's fees from any of the parties hereto, or from any Person controlling, controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated hereby.

          (S) 2.8   Investment Company Act. No Transaction Party is an
                    ----------------------
"investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          (S) 2.9   Securities Law Compliance. Assuming that the representations
                    -------------------------
and warranties of the Purchaser in Article III hereof are true and correct, the offering, issuance, sale and delivery of the Convertible Notes to the Purchaser is exempt from the registration requirements of the Securities Act. The Company has complied with, or is exempt from, all registration requirements of all applicable state securities laws in connection with the offering, issue, sale and delivery of the Convertible Notes.

          (S) 2.10  Capital Stock Reserved. Sufficient shares of the Company's
                    ----------------------
Common Stock have been authorized and duly reserved for issuance upon conversion of the Convertible Notes.

                                  ARTICLE III

                       REPRESENTATIONS OF THE PURCHASER
                       --------------------------------

          (S) 3.0   Representations of the Purchaser. In order to induce the
                    --------------------------------
Company to enter into this Agreement and in order to induce the Company to issue the Convertible Notes, the Purchaser represents, warrants and agrees as follows:

          (S) 3.1   Existence and Good Standing; Power and Authority. The
                    ------------------------------------------------
Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. The Purchaser has the requisite power and authority to execute and deliver this Agreement and perform its obligations thereunder. This Agreement has been duly authorized and approved by the Purchaser, and assuming due execution by the other parties thereto is a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding brought in equity or law).

          (S) 3.2   Restrictive Documents. The Purchaser is not subject to any
                    ---------------------
mortgage, lien, lease, agreement, instrument, order, law, rule, regulation, judgment or decree, or any other restriction of any kind or character, which would prevent consummation by the Purchaser of the transactions contemplated hereby or which would result in a violation of breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default under, or result in the creation of any Encumbrance on the Convertible Notes under the terms of any agreement to which the Purchaser is a party.

          (S) 3.3   Purchase for Investment. (a) The Purchaser will acquire the
                    -----------------------
Convertible Notes for its own account for investment and not with a view toward any resale or distribution thereof; provided, however, that the disposition of
                                    --------  -------
the Purchaser's property shall at all times remain within the sole control of the Purchaser.

          (b) The Purchaser understands that the Convertible Notes and the Common Stock to be issued upon the conversion of the Convertible Notes have not been registered under the Securities Act or under any state securities laws and may not be sold or transferred unless they are subsequently registered under the Securities Act and any applicable state or other securities laws, or unless exemptions from registration under such laws are available and complied with;

          (c) The Purchaser represents that it is an accredited investor, as defined in Regulation D promulgated under the Securities Act and experienced in investment matters, fully understands the transactions contemplated by this Agreement, has the knowledge and experience in financial matters as to be capable of evaluating the merits and risks of its investment and has had the financial ability and resources to bear the economic risks of its investment; and

          (d) The Purchaser represents and warrants that the Company has given the Purchaser the opportunity to ask questions and receive answers concerning the Company, and the Company has made available to the Purchaser an opportunity to conduct such investigations and reviews as it has requested to conduct and all of those investigations and reviews have been completed;

          (S) 3.4   Broker's or Finder's Fees. No agent, broker, person or firm
                    -------------------------
acting on behalf of the Purchaser is, or will be, entitled to any commission or broker's or finder's fees from any Transaction Party, or from any Person controlling, controlled by or under common control with any Transaction Party, in connection with the transactions contemplated hereby.

                                  ARTICLE IV

           ISSUANCE OF NOTES; PAYMENT OF SUBSCRIPTION PRICE; CLOSING
           ---------------------------------------------------------

          (S) 4.1   Issuance of Convertible Notes. Subject to the terms and
                    -----------------------------
conditions set forth in this Agreement, on the Closing Date, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase the Convertible Notes. Delivery of the Convertible Notes to be purchased by the Purchaser pursuant to this Agreement shall be made, pursuant to Section 4.4, on the Closing Date by the Company to the Purchaser, against payment of the Purchase Price.

          (S) 4.2   Purchase Price. Subject to the terms and conditions set
                    --------------
forth in this Agreement, in full consideration for the sale by the Company of the Convertible Notes to the Purchaser, the Purchaser shall deliver to the Company $5,000,000 (the "Purchase Price") on the Closing Date, by wire transfer
                         --------------
of immediately available funds to the accounts specified by the Company.

          (S) 4.3   Time and Place of Closing. The deliveries made on the
                    -------------------------
Closing Date (the "Closing") shall take place at 10:00 a.m. on the Closing Date,
                   -------
at the offices of Kilpatrick Stockton LLP in Atlanta, Georgia, or such other place and time as the Company and the Purchaser shall mutually agree.

          (S) 4.4   Closing Deliveries.  At the Closing the Company shall
                    ------------------
deliver, or cause to be delivered, to the Purchaser the following: (i) the Convertible Notes for the account of the Purchaser duly executed and delivered by the Company to be issued and delivered at Closing, free and clear of all Encumbrances, (ii) evidence or copies of any consents, approvals, orders, qualifications, agreements or waivers required pursuant to Article V, (iii) all certificates and other instruments and documents required by this Agreement to be delivered by the Company to the Purchaser at or prior to the Closing and (iv) such other documents and instruments reasonably requested by the Purchaser, as may be necessary or appropriate to confirm or carry out the provisions of the Documents.

                                   ARTICLE V

                   CONDITIONS TO THE PURCHASER'S OBLIGATIONS
                   -----------------------------------------

          (S) 5.0   Conditions to the Purchaser's Obligations. The obligation of
                    -----------------------------------------
the Purchaser to purchase the Convertible Notes contemplated by this Agreement is conditioned upon satisfaction, at or prior to the Closing of the following conditions:

          (S) 5.1   Opinions of Counsel. The Company shall have furnished the
                    -------------------
Purchaser with the opinion of Womble Carlyle Sandridge & Rice, counsel to the Company, dated the Closing Date, in the form of Exhibit B attached hereto (or in
                                                ---------
such other form as may be acceptable to the Purchaser).

          (S) 5.2   Closing Certificate. The Company shall have furnished the
                    -------------------
Purchaser with a Closing Certificate, dated the Closing Date and duly completed and executed, in the form of Exhibit C attached hereto.
                             ---------

          (S) 5.3   Truth of Representations and Warranties. Each of the
                    ---------------------------------------
representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date other than such representations and warranties made as of a specific date, which shall be true and correct in all material respects as of such date, with the same effect as though such representations and warranties had been made on and as of such date.

          (S) 5.4   No Litigation Threatened. No action or proceedings shall
                    ------------------------
have been instituted or threatened by or before a court or other Governmental Authority to restrain or prohibit any of the transactions contemplated by the Documents.

          (S) 5.5   Third Party Consents; Governmental Approvals. All consents,
                    --------------------------------------------
approvals, authorizations, exemptions or waivers of any third party or Governmental Authority, if any, required in connection with the consummation of the transactions contemplated by the Documents shall have been received.

          (S) 5.6   Proceedings. All proceedings to be taken in connection with
                    -----------
the transactions contemplated by this Agreement and all documents incident thereto shall be satisfactory in form and substance to the Purchaser and its counsel, and the Purchaser shall have received copies of all such documents and other evidences as it or its counsel may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

          (S) 5.7   Performance of Obligations. The Company shall have
                    --------------------------
performed, in all material respects, its obligations under this Agreement.

          (S) 5.8   No Default or Event of Default. No event shall have occurred
                    ------------------------------
and be continuing as of the Closing Date which would constitute a Default or Event of Default (as such terms are defined in the Convertible Notes).

                                  ARTICLE VI

                    CONDITIONS TO THE COMPANY'S OBLIGATIONS
                    ---------------------------------------

          (S) 6.1   Conditions to the Company's Obligations. The obligation of
                    ---------------------------------------
the Company to sell the Convertible Notes contemplated by this Agreement is conditioned upon satisfaction, at or prior to the Closing, of the following conditions:

          (S) 6.2   Truth of Representations and Warranties. The representations
                    ---------------------------------------
and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date other than such representatives and warranties made as of a specific date, which shall be true and correct in all material respects as of such date, with the same effect as though such representations and warranties had been made on and as of such date.

          (S) 6.3   Third Party Consents; Governmental Approvals. All consents,
                    --------------------------------------------
approvals authorizations, exemptions or waivers of any third party or Governmental Authority, if any, required in connection with the consummation of the transactions contemplated by this Agreement shall have been received.

          (S) 6.4   Performance of Agreement. The Purchaser shall have
                    ------------------------
performed, in all material respects, its obligations under this Agreement.

          (S) 6.5   No Litigation Threatened. No action or proceeding shall be
                    ------------------------
instituted or threatened before any Governmental Authority to restrain or prohibit any of the transactions contemplated hereby.

                                  ARTICLE VII

                           COVENANTS OF THE COMPANY
                           ------------------------

          The Company shall comply with each of the following covenants, except to the extent that the Purchaser, in its discretion, otherwise expressly consents in writing:

          (S) 7.1   Reservation of Common Stock. The Company shall at all times
                    ---------------------------
reserve for issuance, free from preemptive rights and other rights to preempt or subscribe, a number of shares of Common Stock at least equal to the number of shares of Common Stock issuable upon conversion or exercise of the Convertible Notes after giving effect to any anti-dilution adjustments then in effect.

          (S) 7.2   Amendment of Charter. Unless approved by the holders of a
                    --------------------
majority of the then outstanding shares of the Common Stock at a meeting duly called and held in accordance with law and the certificate of incorporation and by-laws of the Company, the Company will not amend the certificate of incorporation of the Company in a manner which would adversely affect the rights of any holder of Convertible Notes or Common Stock.

          (S) 7.3   Valid Issuance. The shares of Common Stock issuable upon
                    --------------
conversion or exercise of the Convertible Notes, when issued in accordance with their respective terms, will be validly issued, fully paid and nonassessable, free of all preemptive or similar rights, and shall be delivered free and clear of all Encumbrances.

                                 ARTICLE VIII

                              REGISTRATION RIGHTS
                              -------------------

          (S) 8.1   Incidental Registrations.
                    ------------------------

          (a) If at any time or from time to time during the two (2) year period following the Closing Date, the Company shall determine to register any of its Common Stock for its own account or for the account of any of its shareholders, other than (i) the shelf registration filed in connection with the Secondary Offering; or (ii) a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction or any rule adopted by the Commission in substitution therefor or in amendment thereto, or a registration on any registration form which does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of Registrable Securities, the Company will:

          (i) promptly give to each holder of Registrable Securities written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws); and

          (ii) include in such registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all of the Registrable Securities specified in a written request or requests received by the Company within twenty (20) days after the giving of such written notice by the Company pursuant to Section 10.6 hereof, by any holder or holders of Registrable Securities, subject to the limitations set forth in Section 8.1(b).

          (b) If the registration of which the Company gives notice involves an underwritten public offering, the Company shall so advise the holders of Registrable Securities as a part of the written notice given pursuant to Section 8.1(a)(i). In such event the right of any holder of Registrable Securities to registration pursuant to this Section 8.1 shall be conditioned upon such holder's participation in such underwritten public offering and the inclusion of such holder's Registrable Securities in the underwritten public offering to the extent provided herein. All holders of Registrable Securities proposing to distribute their securities through such underwritten public offering shall (together with the Company and the other holders of Registrable Securities distributing their securities through such underwritten public offering) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwritten public offering by the Company. Notwithstanding any other provision of this Section 8.1, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, then the Company will include the number of securities that the Company is so advised can be sold in such offering in the following order of priority:

          (i) first, all the securities of the Company which the Company proposes to sell for its own account;

          (ii) second, if the Registration Statement is being filed because other securityholder(s) of the Company have exercised their rights to demand the Company to file a registration statement that covers their securities, then all such securities demanded to be sold by such holder(s) pro rata among such holders on the basis of the number of securities demanded to be sold by such holders; and

          (iii) third, all remaining securities requested to be sold pro rata among selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders. For purposes of the preceding sentence concerning apportionment of any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members or any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder", and any pro rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder", as defined in this sentence.

No Registrable Securities excluded from the underwritten public offering by reason of the underwriter's marketing limitation shall be included in such registration. If the terms of any such underwritten public offering differ materially from the terms (including range of offering price) previously communicated to any holder of Registrable Securities, such holder may elect to withdraw therefrom by written notice to the Company and the underwriter, which notice, to be effective, must be received by the Company at least two (2) business days before the anticipated effective date of the Registration Statement. The Registrable Securities so withdrawn from such underwritten public offering shall also be withdrawn from such registration; provided, however, that
                                                         --------
if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other selling holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters) then the Company shall include in such registration in place of such withdrawn Registrable Securities such additional Registrable Securities held by other selling holders whose Registrable Securities were excluded pursuant to limitation by the underwriter pursuant to this Section 8.1(b) in the same proportion as such Registrable Securities were excluded pursuant to such underwriter limitation (with no more Registrable Securities being so included than were withdrawn). In the event that the contemplated sale does not involve an underwritten public offering and a determination that the inclusion of the Registrable Securities adversely affects the marketing of the shares shall be made by the Board of Directors of the Company in its good faith discretion, then no Registrable Securities are required hereby to be included in the contemplated sale. Any such determination and such Board's rationale therefor shall be communicated in writing by the Company to the applicable holders of the Registrable Securities.

          (c) The Company may at any time withdraw or abandon any Registration Statement which triggers the provisions of this Section 8.1 without any liability to the holder of Registrable Securities.

          (S) 8.2   Expenses of Registration. All Registration Expenses incurred
                    ------------------------
in connection with any registration, qualification and compliance pursuant to
Section 8.1 shall be borne by the Company. All Selling Expenses incurred in connection with any such registration shall be borne by the selling holders on a pro rata basis. If, notwithstanding this Agreement, applicable authorities in any state wherein Registrable

Securities are to be sold require an allocation of Registration Expenses, each holder of Registrable Securities agrees to pay its apportioned share thereof.

          (S) 8.3   Registration Procedures.  In the case of each registration,
                    -----------------------
qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each holder of Registrable Securities advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

          (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities, and use its best efforts in good faith to cause such Registration Statement to become and remain effective as provided herein;

          (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus included in such Registration Statement as may be necessary or advisable to comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement or as may be necessary to keep such Registration Statement effective and current, but for no longer than 180 days subsequent to the effective date of such registration;

          (c) furnish to each seller of Registrable Securities such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as any such seller may reasonably request in order to facilitate the disposition of the Registrable Securities held by such seller;

          (d) enter into such customary agreements and take all such other action in connection therewith as any holder of Registrable Securities may reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (e) use its best efforts in good faith to register and qualify the Registrable Securities covered by such Registration Statement under such securities or Blue Sky laws of such jurisdictions as any selling holder of Registrable Securities on behalf of itself or any other selling holder of Registrable Securities shall reasonably request and do any and all such other acts and things as may be reasonably necessary or advisable to enable such selling holder to consummate the disposition in such jurisdictions of the Registrable Securities held by such selling holder; provided, however that the Company shall not be required in connection therewith to qualify to do business or file a general consent to service of process in any such jurisdiction; and

          (f) furnish to each prospective selling holder of Registrable Securities a signed counterpart, addressed to the prospective selling holders, of (i) an opinion of counsel for the Company, dated the effective date of the Registration

Statement, and, to the extent available to selling stockholders from the independent auditors of the Company, (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the Registration Statement, covering substantially the same matters with respect to the Registration Statement (and the prospectus included therein) and (in the case of the "comfort" letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of issuer's counsel and in "comfort" letters delivered to the underwriters in underwritten public offerings of securities; provided, that the requirements of this paragraph (f) shall apply only to holders of Registrable Securities which are including at least 10,000 shares (such number to be appropriately adjusted in the event of stock splits, stock combinations, stock dividends or similar recapitalizations) of Registrable Securities in such registration.

          Notwithstanding the foregoing provisions of this Section 8.3, (1) the holders of Registrable Securities included in any Registration Statement will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update such Registration Statement or prospectus; but the obligations of the Company with respect to maintaining any Registration Statement current and effective shall be extended by a period of days equal to the period such suspension is in effect; and (2) at the end of any period during which the Company is obligated to keep any Registration Statement current and effective as provided by this Section 8.3 (and any extensions thereof required by the preceding paragraph (1) of this Section 8.3), the holders of Registrable Securities included in such Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such holders shall notify the Company of the number of shares registered which remain unsold promptly after receipt of such notice from the Company.

          (S) 8.4   Indemnification.
                    ---------------

          (a) The Company will indemnify each holder of Registrable Securities, each of the officers, directors and partners of such holder, and each person controlling such holder, if Registrable Securities held by such holder are included in the securities with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter of such Registrable Securities, if any, and each person who controls such underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related Registration Statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (ii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse such holder of Registrable Securities, each of the officers, directors and partners of such holder, and each person controlling such holder, such underwriter and each person who controls such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable to a holder of Registrable Securities or underwriter in any such case to the extent that such claim, loss, damage, liability or expense arises out of or is based on (i) any untrue statement or omission made in reliance upon and in conformance with written information furnished to the Company by or on behalf of such holder or underwriter and which was furnished specifically for the purpose of being used therein or (ii) a failure by any holder of Registrable Securities to deliver a final prospectus to its transferee if any material change has been made to the preliminary prospectus.

          (b) Each holder of Registrable Securities will, if Registrable Securities held by such holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such registration, qualification or compliance, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other holder of Registrable Securities, each of the officers, directors and partners of each such other holder and each person controlling such other holder of Registrable Securities, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular or other similar document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse the Company, such other holders of Registrable Securities, such directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder and which was furnished specifically for the purpose of being used therein; provided, however, that the
                                                    --------
liability of such holder under this Section 8.4 shall be limited to an amount equal to the proceeds to such holder of Registrable Securities sold as contemplated herein.

          (c)       Each party entitled to indemnification under this Section
8.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification

(the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party, at such party's expense, to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense (except for the payment of fees, costs and expenses provided for below), and provided further that the failure of any
                                  --------
Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Notwithstanding the election of the Indemnifying Party to assume the defense of any such claim or litigation, the Indemnified Party shall have the right to employ separate counsel and to participate in the defense of such claim or litigation, and the Indemnifying Party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of the counsel chosen by the Indemnifying Party to represent the Indemnified Party would present such counsel with a conflict of interest; (ii) the defendants in, or targets of, any such claim or litigation include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it or to other Indemnified Parties which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party); (iii) in the exercise of the Indemnified Party's reasonable judgment, the Indemnifying Party shall not have employed satisfactory counsel to represent the Indemnified Party within a reasonable time after notice of the institution of such claim or litigation; or
(iv) the Indemnifying Party shall authorize the Indemnified Party to employ separate counsel at the expense of the Indemnifying Party. The Indemnified Party shall not settle any such claim or litigation without the consent of the Indemnifying Party.

          (d) Notwithstanding the foregoing provisions of this Section 8.4, if a registration is subject to a firm commitment underwriting, neither the Company nor a holder of Registrable Securities including Registrable Securities in the registration shall be required to indemnify any other party to a greater extent than the obligation of the Company or such holder to the underwriters pursuant to the underwriting agreement pertaining to such registration.

          (S) 8.5   Information by Holder. The holder or holders of Registrable
                    ---------------------
Securities included in any registration shall furnish to the Company in writing such information regarding such holder or holders and the distribution proposed by such holder or holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

          (S) 8.6   Rule 144. With a view to making available the benefits of
                    --------
certain rules and regulations of the Commission that may at any time permit the sale of the Registrable Securities to the public without registration, the Company shall:

          (a) use its reasonable best efforts to facilitate the sale of the Registrable Securities to the public, without registration under the Securities Act, pursuant to Rule 144;

          (b) make and keep public information available, as those terms are understood and defined in Rule 144 at all times during such time as Registrable Securities are outstanding; and;

          (c) use its best efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

                                  ARTICLE IX

                         INDEMNIFICATION AND SURVIVAL
                         ----------------------------

          (S) 9.1   Indemnification. The Company agrees to indemnify and hold
                    ---------------
the Purchaser and its officers, directors, employees, Affiliates and agents, and any successors thereto (and any officers, directors, employees, Affiliates and agents of such successors) harmless from any liability (whether fixed or unfixed, liquidated or unliquidated), actual or punitive damage, deficiency, demand, claim, suit, action, or cause of action, fine, penalty, loss, cost, expense, or Taxes, including without limitation reasonable attorney fees, incurred or suffered as a result of, in connection with, or arising out of (a) the failure of any representation, warranty, covenant or agreement made by the Company pursuant to this Agreement, or any other Document or any certificates delivered pursuant thereto to be true and correct as of the date hereof and on the Closing Date, or (b) other than to the extent resulting from the indemnified person's own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction, any investigation, litigation or other proceeding (whether or not the Purchaser is a party thereto and whether or not such investigation, litigation or other proceeding is brought by or on behalf of the Company or any of its Subsidiaries) related to the entering into and/or performance of this Agreement or any other Document or the consummation of the transactions contemplated hereby or the exercise of any of their rights or remedies provided herein or in the other Documents. Nothing in this Section 9.1 is intended, or shall be construed, to require that the Company pay any income, capital gains or other similar Taxes owed or owing by the Purchaser with respect to any payment of principal or interest on any of the Convertible Notes or as a result of the Purchaser's sale or other disposition of any or all

                                       2

of the Convertible Notes or any of the shares of Common Stock into which any or all of the Convertible Notes may be converted.

          (S) 9.2   Contribution. To the extent that the undertaking to
                    ------------
indemnify, pay or hold harmless the Purchaser pursuant to Section 9.1 of this Agreement may be unenforceable, the Company shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

          (S) 9.3   Remedies. The rights and remedies of the Purchaser under
                    --------
this Article IX arising by reason of the breach of any representation or warranty shall not be exclusive of any other remedies the Purchaser may have at law or otherwise.

          (S) 9.4   Survival. The representations and warranties of the Company
                    --------
and the Purchaser contained in this Agreement and the certificates delivered in connection herewith shall survive the Closing and, in each case, may be relied upon by the Purchaser regardless of any investigation made at any time by or on behalf of the Purchaser. All covenants made hereunder shall survive the Closing in accordance with their terms.

                                   ARTICLE X

                                 MISCELLANEOUS
                                 -------------

          (S) 10.1  Parties in Interest. The Company may not transfer, assign
                    -------------------
or pledge any of its rights in, or otherwise grant any rights to any Person in, this Agreement. The Purchaser may transfer any of its rights hereunder and any assignee or transferee of the Convertible Notes or the Common Stock issued upon conversion of the Convertible Notes (other than transferees receiving the Securities pursuant Rule 144) shall have all the rights of the Purchaser hereunder; provided that the Company may require, as a condition to the effectiveness of any such transfer, that the Company receive an opinion of counsel for the transferor or the transferee to the effect that such transfer was made pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption from the registration requirements of the Securities Act. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

          (S) 10.2  Expenses. The Company agrees to pay all costs and expenses
                    --------
incurred by the Purchaser (including, without limitation, the reasonable attorney's fees and expenses and the fees and expenses of any experts retained by the Purchaser) in connection with the exercise or enforcement by Purchaser of any of its rights or remedies under or with respect to the Documents after the occurrence of any Event of Default.

          (S) 10.3  Governing Law. The interpretation and construction of this
                    -------------
Agreement, and all matters relating hereto, shall be governed by the laws of the State of Georgia.

                                      23

          (S) 10.4  Captions. The Article and Section captions used herein are
                    --------
for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

          (S) 10.5  Time of Essence. Time is of the essence of this Agreement
                    ---------------
and the Convertible Notes.

          (S) 10.6  Notices. Any notice or other communication required or
                    -------
permitted under this Agreement or the Convertible Notes shall be sufficiently given if delivered in person or sent by telecopy or by registered or certified mail, postage prepaid, addressed as follows:

          if to the Company:

          Clarus Corporation
          3970 Johns Creek Court
          Suwanee, Georgia 30024
          Attention: Chief Financial Officer
          Telephone:  (770) 291-3900
          Telecopier: (770) 291-8590

          and if to the Purchaser:

          Wachovia Capital Investments, Inc.
          191 Peachtree Street
          26th Floor
          Atlanta, Georgia  30303
          Attention: Donna Harris
          Telephone:  (404) 332-1000
          Telecopier: (404) 332-1392

or such other address or number as shall be furnished in writing by any such party, and such notice or communication shall be deemed to have been given upon automatic confirmation of receipt by the receiving machine if sent by telecopier, upon delivery if delivered in person, and upon mailing if mailed.

          (S) 10.7  Counterparts. This Agreement may be executed in two or more
                    ------------
counterparts, all of which taken together shall constitute one instrument.

          (S) 10.8  Entire Agreement. This Agreement and the Convertible Notes,
                    ----------------
including any and all exhibits, schedules, and other documents referred to herein and therein which form a part hereof and thereof, contain the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement and the Convertible Notes supersede all prior agreements and understandings between the parties with respect to such subject matter.

                                      24

          (S) 10.9  Amendments. This Agreement and the Convertible Notes may
                    ----------
not be changed orally, but only by an agreement in writing signed by the Purchaser and the Company; provided that so long as any Convertible Notes are
                           --------
outstanding and except with respect to (i) reducing the rate or extending the time of payment of interest thereon, (ii) modifying the principal amount thereof or (iii) extending the final maturity thereof, all modifications, amendments, or consents hereunder shall be approved by the holders of a majority of the principal balance of the Convertible Notes.

          (S) 10.10 Severability. In case any provision in this Agreement shall
                    ------------
be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

          (S) 10.11 Third Party Beneficiaries. Each party hereto intends that
                    -------------------------
this Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the parties hereto (and, in the case of the Purchaser, its transferees) and those Persons entitled to indemnification pursuant to Article IX hereof.

          (S) 10.12 Jurisdiction and Jury Trial Waiver. (a) Each of the parties
                    ----------------------------------
hereto hereby irrevocably acknowledges and consents that any legal action or proceeding brought with respect to any of the obligations arising under or relating to this Agreement may be brought in the courts of the State of Georgia or in the United States District Court for the Northern District of Georgia, as the party bringing such action or proceeding may elect and each of the parties hereto hereby irrevocably submits to and accepts with regard to any such action proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each party hereby further irrevocably waives any claim that any such courts lack jurisdiction over such party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby brought in any of the aforesaid courts, that any such court lacks jurisdiction such party. Each party irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party, at its address for notices set forth in
Section 10.6, such service to become effective 10 days after such mailing. Each party hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other documents contemplated hereby that service of process was in any way invalid or ineffective. The foregoing shall not limit the rights of any party to serve process in any other manner permitted by law. The foregoing consents to jurisdiction shall not constitute general consents to service of process for any purpose except as provided above and shall not be deemed to confer rights on any Person other than the respective parties to this Agreement.

          (b) To the fullest extent permitted by applicable law, each of the parties hereto hereby irrevocably waives the objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in any of the Courts referred to

                                      25

in Section 10.12(a) and hereby further irrevocably waives and agrees not to plead or claim that any such court is not a convenient forum for any such suit, action or proceeding.

          (c) The parties hereto agree that any judgment obtained by any party hereto or its successors or assigns in any action, suit or proceeding referred to above may, in the discretion of such party (or its successors, or assigns), be enforced in any jurisdiction, to the extent permitted by applicable law.

          (d) To the fullest extent permitted by applicable law, each of the parties hereby irrevocably waives any right to a trial by jury which it may now or hereafter have in any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

          IN WITNESS WHEREOF, each of the Company and Purchaser has executed and delivered this Agreement as of the day and year first above written.

                                         CLARUS CORPORATION

                                         By:         /s/ Stephen P. Jeffery
                                              ----------------------------------
                                              Name:  Stephen P. Jeffery
                                              Title: Chief Executive Officer


                                         WACHOVIA CAPITAL INVESTMENTS, INC.


                                         By:         /s/ Lawrence J. DeAngelo
                                              ----------------------------------
                                              Name:  Lawrence J. DeAngelo
                                              Title: Senior Vice President

                                      26